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                                                                    EXHIBIT 10.5




                          CHASTAIN CAPITAL CORPORATION

                       1998 DIRECTORS STOCK INCENTIVE PLAN




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                                TABLE OF CONTENTS

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                                                                          Page

ss.1     PURPOSE.............................................................1

ss.2     DEFINITIONS.........................................................1
         2.1      Board......................................................1
         2.2      Chastain Capital...........................................1
         2.3      Code.......................................................1
         2.4      Fair Market Value..........................................1
         2.5      1933 Act...................................................2
         2.6      Manager....................................................2
         2.7      Outside Director...........................................2
         2.8      Plan.......................................................2
         2.9      Rule 16b-3.................................................2
         2.10     Stock......................................................2

ss.3     AVAILABLE SHARES....................................................2

ss.4     EFFECTIVE DATE......................................................3

ss.5     ADMINISTRATION......................................................3

ss.6     ELIGIBILITY.........................................................3

ss.7     ISSUANCE OF STOCK...................................................4
         7.1      Annual Issuance............................................4
         7.2      Optional Issuance..........................................4
         7.3      Insufficient Shares........................................5

ss.8     SECURITIES REGISTRATION AND RESTRICTIONS............................5

ss.9     LIFE OF PLAN........................................................6

ss.10    ADJUSTMENT..........................................................6

ss.11    AMENDMENT OR TERMINATION............................................7

ss.12    MISCELLANEOUS.......................................................7
         12.1     No Shareholder Rights......................................7
         12.2     Withholding................................................8
         12.3     Rule 16b-3.................................................8
         12.4     Construction...............................................8
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                                      SS. 1

                                     PURPOSE

         The purpose of this Plan is to promote the interests of Chastain
Capital by providing for the annual issuance of Stock to Outside Directors in lieu of cash fees, in order (a) to attract and retain Outside Directors, (b) to provide an additional incentive to each Outside Director to work to increase the value of Stock, and (c) to provide each Outside Director with a stake in the future of Chastain Capital that corresponds to the stake of each of Chastain
Capital's shareholders.

                                      SS. 2

                                   DEFINITIONS

         Each term set forth in this ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan.

         2.1      Board -- means the Board of Directors of Chastain Capital.

         2.2      Chastain Capital -- means Chastain Capital Corporation, a
Georgia corporation, and any successor to such corporation.

         2.3      Code -- means the Internal Revenue Code of 1986, as amended.

         2.4 Fair Market Value -- means as of any date (a) the price that the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, if the Stock is publicly traded, "Fair Market Value" means (b) the average of the closing price for a share of Stock for the 10 immediately preceding business days as reported



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by The Wall Street Journal under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing prices, the average of such closing prices as reported by a newspaper or trade journal selected by the Board or, if no newspaper or trade journal reports such closing prices or if no such price quotation is available, (c) the price as determined in accordance with ss. 2.4(a).

         2.5      1933 Act -- means the Securities Act of 1933, as amended.

         2.6 Manager -- means ERE Yarmouth, Inc., its successors or assigns or any entity that is serving as the manager of Chastain Capital.

         2.7 Outside Director -- means a member of the Board who is not an officer or employee of Chastain Capital or the Manager.

         2.8      Plan -- means this Chastain Capital Corporation 1998 Directors
Stock Incentive Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.

         2.9 Rule 16b-3 -- means the exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

         2.10     Stock -- means the $.01 par value common stock of Chastain
Capital.


                                      SS. 3

                               AVAILABLE SHARES

         There shall be 25,000 shares of Stock reserved for issuance under this Plan. Such shares of Stock shall be reserved to the extent that Chastain Capital deems appropriate from




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authorized but unissued shares of Stock and from shares of Stock that have been reacquired by Chastain Capital.

                                      SS. 4

                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date the Board adopts this Plan.

                                      SS. 5

                                 ADMINISTRATION

         This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Board deems equitable under the circumstances and not contrary to the terms of this Plan, which action shall be binding on Chastain Capital, on each affected Outside Director and on each other person directly or indirectly affected by such action.


                                      SS. 6

                                   ELIGIBILITY

         Only Outside Directors shall be eligible for the issuance of Stock under this Plan.



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                                      SS. 7

                                ISSUANCE OF STOCK

         7.1 Annual Issuance. Each Outside Director serving as such as of the closing date of Chastain Capital's initial public offering automatically shall receive (without any further action on the part of the Board), as compensation for serving as such, the number of shares of Stock determined by dividing $15,000 by the Fair Market Value of a share of Stock as of such date, rounding down to the nearest whole share of Stock. Such shares shall be issued to each Outside Director as of the closing date of the initial public offering.
Thereafter, each Outside Director serving as such as of the date of the annual meeting of the Board (following the annual meeting of the shareholders) automatically shall receive (without any further action on the part of the Board), as compensation for serving as such, the number of shares of Stock determined by dividing $15,000 by the Fair Market Value of a share of Stock as of such date, rounding down to the nearest whole share of Stock. Such shares shall be issued to each Outside Director as of the date of the annual meeting of the Board.

         7.2 Optional Issuance. Any Outside Director may, in his or her sole discretion, receive shares of Stock under this Plan in lieu of the balance of such Outside Director's annual fee. Any Outside Director requesting stock in lieu of such fees shall provide written notice to Chastain Capital at least 30 days in advance of the annual meeting of the Board on which such fees are to be paid. The number of shares of Stock to be issued shall be determined by dividing the balance of such fees by the Fair Market Value of a share of Stock as of such date, rounding down to the nearest whole share of Stock.



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         7.3      Insufficient Shares. If the number of shares of Stock
available under this Plan is insufficient as of any date to issue the Stock called for under ss. 7.1, Chastain Capital shall issue Stock under ss. 7.1 to each eligible Outside Director based on a fraction of the then available shares of Stock, the numerator of which fraction shall equal the number of shares of
Stock that otherwise was to be issuable as of such date to the Outside Director under ss. 7.1 and the denominator of which shall equal the total number of shares of Stock that otherwise was to be issuable as of such date to all eligible Outside Directors under ss. 7.1.

                                      SS. 8

                    SECURITIES REGISTRATION AND RESTRICTIONS

         Upon the receipt of shares of Stock issued under this Plan, an Outside
Director shall, if so requested by Chastain Capital, agree to hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by Chastain Capital, shall deliver to Chastain
Capital a written statement satisfactory to Chastain Capital to that effect. In addition, if so requested by Chastain Capital, the Outside Director shall make a written representation to Chastain Capital that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Chastain Capital an opinion in form and substance satisfactory to Chastain Capital of legal counsel satisfactory to Chastain Capital that such registration is not required.
Certificates representing the Stock issued under this Plan may, at the discretion of Chastain Capital, bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that




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such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Chastain Capital of legal counsel satisfactory to Chastain Capital that such registration is not required.

                                      SS. 9
                                  LIFE OF PLAN

         No Stock shall be issued under this Plan on or after the earlier of (a) the tenth anniversary of the effective date of this Plan (as determined under ss. 4 of this Plan), or (b) the date on which all of the Stock reserved under ss. 3 of this Plan has been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.


                                     SS. 10

                                   ADJUSTMENT

         The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Chastain
Capital, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in a manner which the Board in its discretion deems to satisfy the requirements of ss. 424(a) of the
Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan. If any adjustment under this ss. 10 would create a fractional share of Stock or a right to acquire a



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fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 10 by the Board shall be conclusive and binding on all affected persons.

                                     SS. 11

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of Chastain Capital to comply with applicable provisions of the Code, state law or Nasdaq Stock Market or exchange listing requirements, which require such shareholder approval, if any. The Board also may suspend the issuance of Stock under this Plan at any time and may terminate this Plan at any time.

                                     SS. 12

                                  MISCELLANEOUS

         12.1 No Shareholder Rights. An Outside Director shall have no rights as a shareholder in connection with an issuance of Stock contemplated hereunder (a) unless the Outside Director serves as such as of the applicable issuance date, and (b) until such Stock is delivered to such Outside Director.



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         12.2     Withholding. Each issuance of Stock shall be made subject to the condition that the Outside Director consents to whatever action the Board directs to satisfy the federal and state tax withholding requirements, if any, that the Board in its discretion deems applicable to the issuance of such Stock.

         12.3 Rule 16b-3. The Board shall have the right to withhold or otherwise restrict the transfer of any Stock under this Plan to an Outside
Director as the Board deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Section 16(b) of the Securities
Exchange Act of 1934, as amended, might be applicable to such transfer.

         12.4     Construction. All references to sections (ss.) are to sections
(ss.) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references to the plural shall include the singular. This Plan shall be construed under the laws of the State of Georgia.

         IN WITNESS WHEREOF, Chastain Capital Corporation has caused its duly authorized officer to execute this Plan this ______ day of _______________, 1998 to evidence its adoption of this Plan.

                                    CHASTAIN CAPITAL CORPORATION

                                    By:
                                        -------------------------------------

                                    Title:
                                           ----------------------------------






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